                                                                   EXHIBIT 10.18

                  SIXTH AMENDMENT TO LEASE AGREEMENT BETWEEN
               METROPOLITAN LIFE INSURANCE COMPANY, AS LANDLORD
                                      AND
                         ACTIVE POWER, INC., AS TENANT


          To be attached to and form a part of Lease made the 12/th/ day of March 1996 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant.


     THIS SIXTH AMENDMENT TO LEASE AGREEMENT (this "Sixth Amendment) made and
                                                    ---------------
entered into as of the ________ day of _________________, 2000 by and between METROPOLITAN LIFE INSURANCE COMPANY ("Landlord") and ACTIVE POWER, INC.,
                                      --------
("Tenant").

                             W I T N E S S E T H:

     Landlord and Tenant entered into that certain Lease Agreement dated March 12, 1996 (the "Lease" for space in Stonehollow 1), amended by the First
               -----
Amendment dated June 24, 1996 increasing the square footage to 8,100 square feet in Stonehollow 1, Suite 135, amended by the Second Amendment dated September 4, 1996 notifying Landlord of a name change from "Magnetic Bearing Technologies" to "Active Power, Inc." amended by the Third Amendment dated October 10, 1997 expanding into STONEHOLLOW 2 for approximately an additional 15,080 square feet of space located at 11525 Stonehollow Drive, Suite 255, Austin, Texas for a total of 23,180 square feet of space, amended by the Fourth Amendment dated August 20, 1999 extending the term in Stonehollow 2, Suite 255 for an additional twelve months, and amended by the Fifth Amendment dated February 9, 2000 extending the lease term for Suite 135 and Suite 255 to expire on March 31, 2003 and expansion into Suites 120, 110 and 130 to expire March 31, 2003.

     Landlord and Tenant now desire to further amend the Lease Agreement and Amendments in certain respects as more fully hereinafter set forth. Landlord and Tenant agree as follows:

     1. Landlord and Tenant agree that Tenant shall expand into an additional 4,050 square feet of space located at 11525 Stonehollow Drive (Stonehollow 1) Suite 155 as outlined on the attached Exhibit "A" as "expansion space".

     2.   Landlord grants Tenant a finishout allowance of $8,100.00.

     3. Commencement Date for the "expansion space" (Suite 155) is estimated to be December 15, 2000, however this date is contingent upon existing tenant vacating the premises.

     4. The Monthly Base Rental Rate for the "expansion space" (Suite 155) shall be as follows:

        Stonehollow 1 - "Expansion Space" (Suite 155) 4,050 square feet

          Commencement - 03/31/03  =  $0.90/sf ($3,645.00 per month)

     5. Tenant agrees to pay to Landlord an Additional Security Deposit in the amount of $4,100.00.

     6. Except as specifically amended hereby, the Lease shall remain unaffected hereby and in full force and effect as originally written.


                            Signatures on next page

           DATED AS OF THE ______ DAY OF ____________________, 2000.


 WITNESS:                             LANDLORD:

                                      Metropolitan Life Insurance Company, a New
                                      York Corporation; on behalf of a
                                      commingled separate account
__________________________________
                                      BY: SSR Realty Advisors, Inc., a Delaware
                                      corporation, as Investment Advisor to
                                      Metropolitan Life Insurance Company

                                      By:_______________________________________
                                      Name:     ________________________________
                                      Title:    ________________________________
                                      Address:  ________________________________
                                                ________________________________
                                                ________________________________
                                      Telephone:________________________________
                                      Fax:      ________________________________


           DATED AS OF THE ______ DAY OF ____________________, 2000.

 WITNESS:                             TENANT:

                                      ACTIVE POWER, INC.
__________________________________
                                      By:_______________________________________
                                      Name:     ________________________________
                                      Title:    ________________________________
                                      Address:  ________________________________
                                                ________________________________
                                                ________________________________
                                      Telephone:________________________________
                                      Fax:      ________________________________

                                  Exhibit "A"
                                  -----------

Stonehollow 1
=============

Address:            11525 Stonehollow Drive, Suite 155 (expansion space)
                    Austin, Texas 78758

Legal Description:  Lot 1-A, Block A, Stonehollow Section 4-A Resubdivision of
                    Lots 2 and 3 Stonehollow Section Four, a subdivision in Travis County, Texas according to the map or plat of record in Volume 98, Pages 36-37 in the Plat Records of Travis County, Texas